UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Beacon Enterprise Solutions Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BEACON ENTERPRISE SOLUTIONS GROUP, INC.
9300 Shelbyville Road, Suite 1000
Louisville, Kentucky 40222

January 10, 2012

To Our Stockholders:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Beacon Enterprise Solutions Group, Inc. on February 3, 2012. The meeting will be held at 9300 Shelbyville Road, Louisville, Kentucky, at 2:00 P.M. local time.

The official Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed with this letter.

Please take the time to read carefully the two proposals for stockholder action described in the accompanying proxy materials. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly completing, signing and dating your proxy form and returning it in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

Sincerely,

/s/ Bruce Widener

Bruce Widener
Chairman of the Board,
Chief Executive Officer

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
9300 Shelbyville Road, Suite 1020
Louisville, Kentucky 40222

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 3, 2012

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Beacon Enterprise Solutions Group, Inc. (the “Company”, “Beacon”), will be held on February 3, 2012 at 2:00 P.M., local time, at 9300 Shelbyville Road, Louisville, Kentucky for the following purposes:

1.	To elect a Board of three directors to serve until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012;

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice. Only stockholders of record at the close of business on December 21, 2011 are entitled to receive notice of and to vote at the Annual Meeting.  A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days before the meeting at 9300 Shelbyville Road, Louisville, Kentucky.

Your vote is very important. We encourage you to vote as soon as possible by one of two convenient methods: by completing your proxy card and e-mailing it to the address listed on the proxy card or by signing, dating and returning the proxy card in the enclosed postage-paid envelope. E-mail voting is available through 11:59 P.M. Eastern Time the day prior to the annual meeting day.

By Order of the Board of Directors

/s/ S. Scott Fitzpatrick

S. Scott Fitzpatrick
Beacon Enterprise Solutions Group, Inc.

Louisville, Kentucky
January 10, 2012

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 3, 2012

The Company’s proxy statement, Form 10-K and proxy card are available on the Internet at:

https://materials.proxyvote.com/073578

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
9300 Shelbyville Road, Suite 1020
Louisville, Kentucky 40222

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 3, 2012
Introduction

This proxy statement and accompanying proxy are being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Beacon Enterprise Solutions Group, Inc., a Nevada corporation (the “Company”), to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof. In this proxy statement, references to the “Company,” “Beacon” “we,” “us,” or “our” refer to Beacon Enterprise Solutions Group, Inc.   For the purpose of this proxy statement, all amounts are in thousands except share and per share data.  This proxy statement and accompanying proxy are first being mailed to stockholders on or about January 10, 2012.

Date, Time and Place

The Annual Meeting will be held on February 3, 2012 at 2:00 P.M., local time, at 9300 Shelbyville Road, Louisville, Kentucky 40222, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting.

Record Date and Voting Securities

The Board has fixed the record date (the “Record Date”) for the Annual Meeting as the close of business on December 21, 2011. Only holders of record of shares of our common stock (the “Common Stock”) and our preferred stock Series A, A-1, B, C-1, C-2 and C-3 (the “Preferred Stock”) on the Record Date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof.  At the close of business on the Record Date, there were 37,631,896 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. At the close of business on the Record Date there were an aggregate 341 shares of Series A and Series A-1 Preferred Stock, convertible into an aggregate of 454,666 shares of Common Stock, outstanding and entitled to vote. Each share of Series A and A-1 Preferred Stock is entitled to 1,333 votes. At the close of business on the Record Date there were 700 shares of Series B Preferred Stock, convertible into an aggregate of 777,777 shares of Common Stock, outstanding and entitled to vote. Each share of Series B Preferred Stock is entitled to 1,111 votes.  At the close of business on the Record Date there were a total of 557 shares of Series C-1, C-2 and C-3 Preferred Stock, convertible into an aggregate of 1,114,000 shares of Common Stock, outstanding and entitled to vote. Each share of Series C-1, C-2 and C-3 Preferred Stock is entitled to 2,000 votes.  There is no cumulative voting.

The presence either in person or by proxy of the holders of a majority in voting power of the combined outstanding shares  of common and preferred stock entitled to vote as of the Record Date will constitute a quorum and is required for the transaction of business at the Annual Meeting. You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope or return it via e-mail pursuant to the instructions on the proxy card. If you want to vote in person at the Annual Meeting, and you hold your shares through a securities broker (that is, in street name), you must obtain a proxy from your bank, broker or other holder of record and bring that proxy to the Annual Meeting.

Voting of Proxies

Shares of stock represented by properly executed proxies received before the close of voting at the Annual Meeting will be voted as directed by the stockholders, unless revoked as described below. Under Nevada law, proxies marked as abstentions are not counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists. In addition, shares held in street name that have been designated by brokers on proxy cards as not voted will not be counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists.

If you return a properly executed proxy card without indicating your vote, your shares will be counted as present for purposes of establishing a quorum and your shares will be voted FOR election of the individuals nominated as directors and FOR ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the current fiscal year.

If you are a street name stockholder (that is, you hold your stock through a securities broker), you must give instructions to your broker on how you would like your stock to be voted.  If you do not provide any instructions, your broker can vote your stock only on "routine" items, as determined under the rules of the NYSE.  For example, the ratification of Marcum LLP as the Company’s independent registered public accountant for the fiscal year ending September 30, 2012 is considered a routine item and your broker may vote your stock for this proposal.  The election of directors is no longer considered a routine item. As a result, you must provide specific instructions on director elections, if you want your vote to count.  If you do not provide instructions to your broker as to how to vote on a non-routine item, your vote will be deemed a broker "non-vote". In determining whether a vote was cast for a proposal, broker "non-votes" will not be counted.

If any other matter is properly brought before the Annual Meeting, shares represented by proxies will be voted by the proxy holders as directed by a majority of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Votes Required

Each of the proposals will be considered separately.

Item 1—Election of Directors

The directors shall be elected by a plurality of votes cast either in person or by proxy.  Proxies cannot be voted for a greater number of persons than are named. Abstentions from voting, and broker non-votes, will have no effect on the election of directors.

Item 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012 is approved if the number of shares voted in favor exceeds the number of shares voted against.

Other Matters

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Annual Meeting and call for a vote of stockholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Dissenter’s Right of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

Revocability of Proxies

A stockholder who completes and returns the proxy that accompanies this proxy statement may revoke that proxy at any time before the closing of the polls at the Annual Meeting. A stockholder may revoke a proxy by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company at the Company’s office address at 9300 Shelbyville Road, Suite 1020, Louisville, Kentucky 40222, any time before the Annual Meeting. Stockholders may also revoke proxies by delivering a duly executed proxy bearing a later date to the inspector of election at the Annual Meeting before the beginning of voting, or by attending the Annual Meeting and voting in person. You may attend the Annual Meeting even though you have executed a proxy, but your presence at the Annual Meeting will not automatically revoke your proxy.

Solicitation of Proxies

The original solicitation of proxies by mail may be supplemented by telephone and other means of communication and through personal solicitation by officers, directors and other employees of the Company, at no compensation. Proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of Common Stock or Preferred Stock, and the Company will reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith. The Company will bear the costs of the Annual Meeting and of soliciting proxies, including the cost of printing and mailing this proxy statement and related materials.

PROPOSAL 1
ELECTION OF DIRECTORS

Our board of directors is elected annually.  At the Annual Meeting, three directors will be elected to serve until the next annual meeting of stockholders and until their successor is duly elected and qualified. Although it is not anticipated that any of the nominees listed below will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

Nominees for Election as Directors

Set forth below is a list of Board members who will stand for re-election at the Annual Meeting, together with their ages, all Company positions and offices each person currently holds and the year in which each person joined the Board. Except as indicated below, none of the nominees currently serves, or has served in the past five years, as a director of any other public company.

Name	Age	Title	Director or Executive Officer Since

Bruce Widener	50	Director, Chairman, Chief Executive Officer	2007
J. Sherman Henderson III	69	Director	2007
John D. Rhodes III	57	Director	2007

Bruce Widener, Director, Chairman and Chief Executive Officer.  Mr. Widener possesses over 19 years of industry experience. Prior to developing and forming Beacon, Mr. Widener served as Chief Operating Officer of US Wireless Online, a provider of wireless internet access and related applications during 2006. From 2004 to 2006 Mr. Widener served as Senior Vice President of Corporate Development of UniDial Communications / Lightyear Network Solutions. Mr. Widener was an independent contractor with PTEK in 2002 and became Senior Vice President of Indirect Channel Sales in 2003 through 2004.

J. Sherman “Sherm” Henderson III, Director.  Mr. Henderson has more than 35 years of business experience, including company ownership, sales, marketing and management. He served as president and CEO of Lightyear Network Solutions from its inception in 2003 until 2011. Lightyear Network Solutions is the successor to Lightyear Communications, Inc. following its reorganization in April 2004 under Chapter 11 of the U.S. Bankruptcy Code. Mr. Henderson served as President and CEO of Lightyear Communications, Inc. since its formation in 1993. In 2004, he was voted chairman of COMPTEL, the leading communications trade association, made up of more than 300 member companies. Mr. Henderson is a graduate of Florida State University, with a B.A. degree in Business Administration.  Mr. Henderson serves as a director of Lightyear Network Solutions, Inc.

John D. Rhodes, III, M.D., Director.  Dr. Rhodes practiced as a physician and has been Board Certified in Internal Medicine and Cardiovascular Diseases serving as Chief Fellow in Cardiology at the University of Louisville School of Medicine from 1984-1985 and was elected a Fellow of the American College of Cardiology. Dr. Rhodes retired from his private practice in 2005. In his retirement, Dr. Rhodes has been an active investor in the telecom, restaurant and real estate industries. Dr. Rhodes was a founding investor in Texas Roadhouse and served as a member of its advisory board until its initial public offering in 2004

Messrs. Widener and Henderson are nominated as Directors based on their extensive industry experience while Mr. Rhodes possesses a unique blend of public company and telecom private investor experience which provides a fresh perspective to the Board.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES FOR DIRECTOR OF THE COMPANY.

Board Leadership Structure and Role in Risk Oversight

Bruce Widener, our Chief Executive Officer (CEO), serves as Chairman of the Board of Directors. The Board believes this leadership structure provides the most efficient and effective leadership model for the Company by enhancing the Chairman and Chief Executive Officer’s ability to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board regularly evaluates its leadership structure and currently believes the Company can most effectively execute its business strategies and plans if the Chairman is also a member of the management team.  A single person, acting in the capacities of Chairman and Chief Executive Officer, promotes unity of vision and leadership, which allows for a single, clear focus for management to execute the company’s business strategies and plans.

We currently do not have a designated lead independent director.

We take a comprehensive approach to risk management which is reflected in the reporting process by which our management provides timely and comprehensive information to the Board to support the Board’s role in oversight, approval and decision-making.  Our senior management is responsible for assessing and managing the company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Meetings of the Board of Directors

The Board met on four occasions during the year ended September 30, 2011. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and its committees on which such director served during his period of service. In addition, all members of the Board are expected to attend the Annual Meeting.

Committees of the Board of Directors

The Board has two standing committees: the Audit Committee and the Compensation Committee.  The Board has affirmatively determined those committee members Messrs. Rhodes and Henderson are each considered an independent director.  Mr. Widener is not independent due to his employment with the company as CEO.  For purposes of making that determination, the Board used NASDAQ’s Listing Rules, even though the Company is not currently listed on NASDAQ.  The charter of each committee is available on our corporate website at www.askbeacon.com. The Company does not have a standing nominating committee or committee performing similar functions.  Because of our small size, the board of directors believes that it is appropriate for the Company not to have such a committee.  All the directors participate in the consideration of director nominees.

Role of Audit Committee.

Our board of directors has an Audit Committee, the purpose of which is to review and evaluate the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and system of internal accounting controls, and to review and approve any transactions between us and our directors, officers or significant shareholders. In fulfilling its responsibility, the Audit Committee pre-approves, subject to stockholder ratification, the selection of our independent registered public accounting firm. The Audit Committee also reviews our consolidated financial statements and the adequacy of our internal controls particularly given our risk environment. The Audit Committee meets at least quarterly with our management and our independent registered public accounting firm to review and discuss the results of audits or reviews of our consolidated financial statements, the evaluation of our internal controls and risk mitigation, and the overall quality of our financial reporting and our critical accounting policies. The Audit Committee meets separately, at least quarterly, with the independent registered public accounting firm. In addition, the Audit Committee oversees our existing procedures for the receipt, retention and handling of complaints related to auditing, accounting and internal control issues, including the confidential, anonymous submission by employees of concerns on questionable accounting and auditing matters. The Board has determined the Audit Committee to be comprised of John D. Rhodes III, J. Sherman Henderson III and Bruce Widener.  The Audit Committee met four times during the fiscal year ended September 30, 2011.

Role of Compensation Committee.

The Compensation Committee of our Board has primary responsibility for assisting the Board in developing and evaluating potential candidates for executive positions, including the CEO, and for overseeing the development of executive succession plans. As part of this responsibility, the Compensation Committee oversees the design, development and implementation of the compensation program for the CEO and the other named executive officers. The Compensation Committee evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program.

Role of Executive Officers in Determining Compensation

The CEO and the Compensation Committee together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO. Our CEO assists the Compensation Committee in reaching compensation decisions with respect to the named executives other than the CEO. The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO. Our CEO is not involved with any aspect of determining his own compensation. The Compensation Committee makes all compensation decisions for our CEO. Although our CEO assists the Compensation Committee in reaching compensation decisions with respect to the other named executive officers, the Compensation Committee has final discretionary authority to approve compensation of all named executive officers, including our CEO.

Policy Regarding Consideration of Candidates for Director

Stockholder Nominees

The Board of Directors of the Company will consider stockholder recommendations for director nominees at the 2012 Annual Meeting, insofar as stockholders comply with the requirements of the Company’s bylaws; a copy of the relevant section of the bylaws may be obtained from the Company’s Secretary at 9300 Shelbyville Road, Suite 1020, Louisville, Kentucky 40222.

Director Qualifications

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, multiple criteria are used, including the candidate’s integrity, business acumen, age, experience, commitment, and diligence, the presence of any conflicts of interest and the ability of the candidate to act in the interests of all shareholders. We seek nominees with a broad diversity of experience, skills and backgrounds. We do not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The Board of Directors of the Company may also consider such other factors as it may deem are in the best interest of the Company and its stockholders. The manner in which the Board of Directors of the Company evaluates a potential nominee will not differ based on whether the nominee is recommended by a stockholder of the Company.

The Company does not pay a third party fee to assist in identifying and evaluating nominees, but the Company does not preclude the potential for using such services if needed as may be determined at the discretion of the Board of Directors of the Company.

Code of Ethics

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, we have adopted a Code of Ethics for all employees including the Chief Executive Officer, Principal Financial Officer and persons performing similar functions. The Code of Ethics is posted on our website, www.askbeacon.com (under the caption Investor Relations/Management). We intend to satisfy the disclosure requirement regarding any amendment to, or waiver of, a provision of the Code of Ethics for the Chief Executive Officer, Principal Financial Officer and persons performing similar functions by posting such information on our website. We undertake to provide to any person a copy of this Code of Ethics upon request to our Corporate Secretary at our principal executive offices.

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to prior authorization of the Company’s Board, the Audit Committee has appointed the firm of Marcum LLP to serve as the independent public accountants to audit the financial statements of the Company for the year ending September 30, 2012. Accordingly, a resolution will be presented at the Annual Meeting to ratify the appointment of Marcum LLP. If the stockholders fail to ratify the appointment of Marcum LLP, the Audit Committee will reconsider such appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. Representatives of Marcum LLP are expected to be present at the Annual Meeting via teleconference, will have the opportunity to make a prepared statement, and will be available to respond to questions, as appropriate.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012.
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names of our directors and executive officers, their ages and their current positions.

Name	Age	Title	Director or Executive Officer Since

Bruce Widener	50	Director, Chairman, Chief Executive Officer	2007
J. Sherman Henderson III	69	Director	2007
John D. Rhodes III	57	Director	2007
Gerald Bowman	53	President and Chief Operating Officer	2009
Victor Agruso	52	Chief Human Resource Officer	2010

STOCK OWNERSHIP INFORMATION

The following table sets forth certain information regarding the ownership of our common stock as of December 21, 2011 by (i) any person who is known to us to be the beneficial owner of more than five percent of our common stock, (ii) all directors, (iii) all executive officers named in the Summary Compensation Table herein and (iv) all directors and executive officers as a group. Warrants and options to acquire our common stock, and convertible preferred stock included in the amounts listed below are currently exercisable or convertible or will be exercisable or convertible within 60 days after December 21, 2011, and are deemed outstanding for computing the ownership percentage of the stockholder holding such warrants, option or convertible preferred stock, but are not deemed outstanding for computing the ownership percentage of any other stockholder.

	Beneficial
	Common Share	% of
Name	Ownership	Class

Bruce Widener (1)	3,254,167	7%
John D. Rhodes III (2)	3,171,606	6%
Richard C. Mills (3)	2,769,500	6%
J. Sherman Henderson III (4)	1,035,000	2%
Michael Grendi (5)	201,500	0%
Gerry Bowman (6)	183,333	0%
Victor Agruso (7)	83,333	0%
Directors and Named Executives
Officers (as a group)	10,698,439	22%

As shareholders with greater than 5% ownership of the company, the address of Mr. Widener is 9300 Shelbyville Road, Suite 1000, Louisville, KY 40222 and Dr. Rhodes address is 3615 Woodside Place, Louisville, KY  40222

1.	Includes 666,666 shares into which vested stock options are exercisable at any time.

2.
Includes the 166,666 shares into which the Exchange Bridge Note held by Dr. Rhodes is convertible, 285,500 shares for which the Exchanged Bridge Warrants held by Dr. Rhodes are exercisable within 60 days of the date hereof, 300,000 warrants to purchase shares in exchange for his representation on the Board of Directors, 777,777 shares into which the Series B Preferred Stock is convertible, 350,000 Warrants issued pursuant to the Series B Preferred Stock purchase, 716,662 warrants issued in exchange for an equity financing arrangement, and 165,000 Credit Facility Warrants.

3.
Mr. Mills and his wife are beneficial owners of 482,500 shares of Beacon Common Stock. Pursuant to a grant of 782,250 shares of restricted stock to Mr. Mills, our former president, awarded on December 20, 2007, 150,000 shares vested on that date when the stock was valued at $0.85 per share. Subsequent vesting occurred in equal amounts annually totaled 421,500 shares vesting at a value of $1.20 per share as of December 31, 2009, for a total vested number of shares of 571,500. On May 15, 2010, pursuant to the separation agreement with the Company, the remaining 210,750 shares were vested. Additionally, 500,000 vested stock options which are exercisable at any time are included.

4.	Includes 30,000 shares held by LANJK, LLC (a limited liability company wholly owned by Mr. Henderson’s wife).

5.	Includes 200,000 shares into which vested stock options are exercisable at any time.

6.	Includes 183,333 shares into which vested stock options are exercisable at any time.

7.	Includes 83,333 shares into which vested stock options are exercisable at any time.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s executive officers.

Name	Age	Title

Bruce Widener	50	Director, Chairman, Chief Executive Officer
Gerald Bowman	53	President and Chief Operating Officer
Victor Agruso	52	Chief Human Resource Officer

Bruce Widener, Director, Chairman and Chief Executive Officer.  Mr. Widener possesses over 19 years of industry experience. Prior to developing and forming Beacon, Mr. Widener served as Chief Operating Officer of US Wireless Online, a provider of wireless internet access and related applications during 2006. From 2004 to 2006 Mr. Widener served as Senior Vice President of Corporate Development of UniDial Communications / Lightyear Network Solutions. Mr. Widener was an independent contractor with PTEK in 2002 and became Senior Vice President of Indirect Channel Sales in 2003 through 2004.

Gerald Bowman, Chief Operating Officer.  On November 18, 2009, the Company appointed Gerald Bowman to the officer position of Senior Vice President of Global Services and subsequently promoted him to the position of Chief Operating Officer on April 20, 2010. Mr. Bowman brings over 20 years of experience in the IT industry serving in roles which included: Managing Director/Vice President of Enterprise Global Services for CommScope, a $4 billion manufacturer of connectivity solutions for communications networks; Chief Operating Officer for Superior Systems Technologies; Vice President of Engineering at Riser Management Systems, and Vice President and General Manager at VARtek.

Victor Agruso, Chief Human Resource Officer.  On April 15, 2010, the company appointed Victor Agruso to the officer position of Chief Human Resource Officer.  Mr. Agruso brings over 20 years of corporate leadership and international experience in strategic planning, organization development, talent management and related information technologies in a variety of public and private sector industries, in both union and non-union environments, and with organizations ranging in size from emerging growth to Fortune 100 companies.  Victor started his career providing retained executive search services to venture capital funded start-ups in Boston’s high-tech community.  He then held increasingly responsible HR executive positions with Nike, Hallmark Cards, Humana and Maritz.  Most recently, he has defined and implemented wide-ranging HR capabilities as an advisor to marquee companies seeking to accelerate profitable growth strategies, including Beacon since 2008.

EXECUTIVE COMPENSATION

The following Summary Compensation Table shows the compensation earned for the time periods by: (1) the Chief Executive Officer, (2) the President and Chief Operating Officer, (3) the former Chief Financial Officer, Treasurer and Secretary, (4) the Chief Human Resource Officer and (5) Chief Marketing and Sales Officer of the Company serving at September 30, 2011 (collectively, the “Named Executive Officers”).

Summary Compensation Table

									Change in
									Pension
									Value and
									Nonquali-
								Non-	fied
								Equity	Deferred	All
Name								Incentive	Compen-	Other
and						Option		Plan	sation	Compen-
Principal				Bonus ($)	Stock	Awards ($)		Compensation	Earnings	sation		Total
Position	Year	Salary ($)		(1)	Awards ($)	(2)		($)	($)	($)		($)
(A)	(B)	(C)		(D)	(E)	(F)		(G)	(H)	(I)		(J)

Bruce Widener	2011	261	(3)	-	-	-		-		16	(4)	277
Chairman, Chief Executive	2010	281	(5)	-	-	-		-		12	(6)	293

Gerald Bowman	2011	207	(7)	-	-	-		-		43	(8)	250
Chief Operating Officer and President	2010	160	(9)	-	-	227	(10)	-		12	(11)	399

Michael Grendi	2011	187	(12)	-	-	-		-		16	(13)	203
Chief Financial Officer Treasurer and Secretary	2010	105	(14)	-	-	315	(15)	-		5	(16)	425

Victor Agruso	2011	121	(17)	-	-	-		-		-		121
Chief Human Resource Officer	2010	31	(18)	-	-	105	(19)	-		6	(20)	142

Mark Gervasoni	2011	108	(21)	-	-	-		-		-		108
Chief Marketing and Sales Officer	2010	43	(22)	-	-	358	(23)	-		-		401

1.
For purposes of this Summary Compensation Table, the cash incentive awards to the named executive officers, which are discussed in further detail under the heading “Compensation Discussion and Analysis — Compensation for Named Executive Officers for Fiscal Year 2011 have been characterized as “Non-Equity Incentive Plan Compensation” under column (D).

2.
The amounts in column (F) represent the total fair value of stock options as of the grant date, as determined using the Black-Scholes option pricing model in accordance with ASC 718. The awards for which expense is shown in column (F) include the awards described in the Grants of Plan-Based Awards table included elsewhere in this section. The assumptions used in determining the grant date fair values of these awards are set forth in Note 15 to our consolidated financial statements included in our Form 10-K filed December 12, 2011.

3.
Amount includes $240 annual salary under the terms of Mr. Widener’s employment agreement and amounts agreed upon with the Board of Directors prior to execution of the employment agreement.  Additionally Mr. Widener receives an annual automobile allowance of $12.

4.	Amount paid for medical, dental and vision insurance.

5.	Amount includes $240 annual salary under the terms of Mr. Widener’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement.

6.	Amount paid for medical, dental and vision insurance.

7.	Amount includes $200 annual salary under the terms of Mr. Bowman’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement.

8.	Amount paid for medical, dental and vision insurance and relocation.

9.
Amount includes $150 annual salary under the terms of Mr. Bowman’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement for partial year since execution of the agreement.

10.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 15 to our consolidated financial statements included in our Form 10-K filed December 12, 2011.  See ‘Grants of Awards’ table for aggregate grant date fair value of options awarded.

11.	Amount paid for medical, dental and vision insurance and relocation.

12.
Amount includes $180 annual salary under the terms of Mr. Grendi’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement for partial year since execution of the agreement.  Mr. Grendi resigned from the Company on October 14, 2011 to pursue other opportunities.

13.	Amount paid for medical, dental and vision insurance.

14.
Amount includes $180 annual salary under the terms of Mr. Grendi’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement for partial year since execution of the agreement.

15.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 15 to our consolidated financial statements included in our Form 10-K filed December 12, 2011.  See ‘Grants of Awards’ table for aggregate grant date fair value of options awarded.

16.	Amount paid for medical, dental and vision insurance.

17.	Amount includes $90 annual salary under the terms of Mr. Agruso’s employment agreement and amounts agreed upon with the Board related to working as an independent contractor

18.
Amount includes $90 annual salary under the terms of Mr. Agruso’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement for partial year since execution of the agreement related to working as an independent contractor.

19.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 15 to our consolidated financial statements included in our Form 10-K filed December 12, 2011.  See ‘Grants of Awards’ table for aggregate grant date fair value of options awarded.

20.	Amount paid for medical, dental and vision insurance.

21.
Amount includes $150 annual salary under the terms of Mr. Gervasoni’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement for partial year since execution of the agreement.

22.
Amount includes $150 annual salary under the terms of Mr. Gervasoni’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement for partial year since execution of the agreement.

23.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 15 to our consolidated financial statements included in our Form 10-K filed December 12, 2011.  See ‘Grants of Awards’ table for aggregate grant date fair value of options awarded.

Outstanding Equity Awards at Fiscal Year-End

The following table details the equity awards outstanding as of September 30, 2011. For additional information about the option awards, see “Equity Awards” and “Compensation for Named Executive Officers in Fiscal Year 2011” under “Compensation Discussion and Analysis.”

	Option Awards					Stock Awards

Equity
Incentive
								Equity	Plan
								Incentive	Awards:
			Equity					Plan	Market or
			Incentive					Awards:	Payout
			Plan					Number of	Value of
			Awards:				Market	Unearned	Unearned
			Number of			Number	Value of	Shares,	Shares,
	Number of	Number of	Unearned			of Shares	Shares or	Units or	Units or
	Securities	Securities	Securities			or Units	Units of	Other	Other
	Underlying	Underlying	Underlying			of Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Unexercised			That Have	That Have	That Have	That Have
	Options	Options	Options	Option	Option	Not	Not	Not	Not
	(#)	(#)	(#)	Exercise	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	Unexercisable	Price	Date	(#)	($)	(#)	($)
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)

Bruce Widener	666,667	333,333		$1.19	5/8/2019		-

Gerald Bowman	100,000	50,000		$1.61	7/9/2019
Gerald Bowman	83,333	166,667		$1.40	5/27/2020

Michael Grendi	66,667	133,333		$1.07	2/5/2020
Michael Grendi	66,667	133,333		$1.40	5/27/2020

Victor Agruso	25,000	75,000		$1.07	11/12/2019
Victor Agruso	33,333	66,667		$1.60	6/7/2020

DIRECTOR COMPENSATION

Compensation for Non-Management Directors.  Our directors have agreed to serve on our Board based on their existing equity position in Beacon. John D. Rhodes III was issued 300,000 Warrants to purchase Beacon common stock in exchange for his service on the board by unanimous vote in a Board Meeting on March 26, 2008. On January 9, 2009, the Compensation Committee resolved to pay directors $1 per meetings via telephone and $3 per meeting in person but the directors unanimously agreed to waive this compensation until such time as the company achieved positive net income.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 17, 2010 we entered into a long term line of credit facility with one of our directors for $4,000, the facility has an annual interest rate of 7.73% on any outstanding balance and a facility fee of the greater of $40 or 1% of the unused balance.  Additionally, 15,000 warrants, with a five year term at $1.00 per share, per month will be paid for each month the facility is outstanding.  As of September 30, 2011 and 2010, we have an outstanding balance of $0 and $630, respectively leaving an unused amount of $4,000 and $3,370, which is presented as a non-current liability in our consolidated balance sheet, as terms of the facility call for an 18 month maturity date.  As of September 30, 2011, we have issued a total of 165,000 of the aforementioned warrants.  Using the Black Scholes prices model, we determined the fair value of the warrants and recorded as other expense of $71 for the year ended September 30, 2011.

On August 12, 2011, the Company modified the agreement, extending the term another 24 months, and reducing the credit facility to $2,000, with an annual interest rate of 7.75% on any outstanding balance.  For any outstanding balance at month end under the credit facility, the director will receive warrant coverage of 15% to purchase common shares of the Company at an exercise price of the then current stock price.

Additionally under the revised agreement, during the next 24 months the Company may require the director to purchase shares of Common Stock at the then current stock price.   The aggregate purchase price of all shares purchased shall not exceed $2,000.  For the dollar amount of Common Stock purchased, the director will receive warrant coverage of 15% to purchase shares of Common stock of the Company at an exercise price of the then current stock price.  Finally, the Company’s Chief Executive Officer (CEO) agreed that, upon the exercise of the share purchase commitment in whole or in part by the Company, the director shall have the right to purchase up to 1,200,000 shares of Common Stock from the CEO for a purchase price of $0.01 per share.

On October 26, 2011, the Company decided to terminate this long term line of credit facility and associated put right.

On November 15, 2007, we issued $100 of convertible notes payable to one of our directors which is presented as a current liability in our consolidated balance sheet as of September 30, 2011 and 2010, respectively.

Under a marketing agreement with a company owned by the wife of Beacon’s former president, we provided procurement and installation services as a subcontractor.  As of September 30, 2011 and 2010 we earned net sales of approximately $0 and $323 for procurement and installation services provided under this marketing agreement, of which $0 and $198 is recorded as accounts receivable in the accompanying consolidated balance sheets.

The Company has obtained insurance through an agency owned by one of its founding stockholders/directors.  Insurance expense of $148 and $150 was paid to the agency for the years ended September 30, 2011 and 2010, respectively.
For the year ended September 30, 2011, in connection with a construction bond the Company obtained through an agency owned by one of its founding stockholders/directors, 33,120 warrants were issued.  Using the Black Scholes pricing model, we determined the fair value of the warrants and recorded as other expense of $15.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors is comprised of two directors who are independent, are financially literate and have financial expertise within the meaning of the NASDAQ listing standards regarding audit committees. In accordance with its written charter, which was approved and adopted in its current form by our Board of Directors on March 26, 2008, the Audit Committee assists our Board of Directors in oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Beacon. In addition, the Audit Committee has the authority to select our independent registered public accounting firm.

Beacon has no “audit committee financial expert” and is currently considering whether to retain a financial expert. However, the board of directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee.

Management has primary responsibility for Beacon’s financial statements and the overall reporting process, including Beacon’s system of internal controls. Marcum LLP, our independent registered public accounting firm, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed our audited consolidated financial statements for the twelve months ended September 30, 2011 and discussed them with both management and Marcum LLP.

Management is responsible for establishing, assessing and reporting on Beacon’s system of internal control over financial reporting. The Audit Committee met with management and Marcum LLP to review and discuss management’s assessment of the effectiveness of Beacon’s internal controls over financial reporting.

The Audit Committee has also discussed with Marcum LLP the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence from Beacon. In addition, the Audit Committee has considered whether the provision of the non-audit services provided by Marcum LLP is compatible with maintaining Marcum LLP’s independence.

Based upon this review, the Audit Committee recommended to the full Board of Directors that our audited consolidated financial statements be included in Beacon’s Annual Report on Form 10-K for the year ended September 30, 2011 and filed with the SEC.

All Members of the Audit Committee concur in this report.

AUDIT COMMITTEE:	J. Sherman Henderson III John D. Rhodes III

Fees Paid to the Independent Registered Public Accounting Firm

Fees

The following table presents fees for professional services rendered by Marcum LLP for the audit of our annual financial statements for the years ended September 30, 2010 and 2011:

	For the year	For the year
	ended	ended
	September 30,	September 30,
	2011	2010

Audit fees	$155	$297
Tax fees	-	-
Other fees	-	-

	$155	$297

In accordance with its written charter, the Audit Committee reviews and discusses with Marcum LLP, on a periodic basis, any disclosed relationships or services that may impact the objectivity and independence of the independent registered accounting firm and pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm.

FUTURE STOCKHOLDER PROPOSALS

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, stockholders may present proposals to be included in the Company proxy statement for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. Any such proposal must comply with Rule 14a-8 and must be submitted to the Company no later than September 12, 2012.

SEC rules set forth standards for what stockholder proposals the Company is required to include in a proxy statement for an annual meeting.

STOCKHOLDERS’ COMMUNICATIONS WITH THE BOARD

Stockholders that want to communicate in writing with the Board, or specified directors individually, may send proposed communications to Greg Guilford, at 9300 Shelbyville Road, Suite 1020, Louisville, Kentucky 40222. The proposed communication will be reviewed by the Audit Committee and legal counsel. If the communication is appropriate and serves to advance or improve the Company or its performance, contains no objectionable material or language, is not unreasonable in length, is directly applicable to the business of the Company, it is expected that the communication will receive favorable consideration for presentation to the Board or appropriate director(s).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, executive officers, and persons who own more than 10 percent of a registered class of a company’s equity securities to file with the SEC initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 5) of such class of equity securities. Such officers, directors, and greater than 10 percent shareholders of a company are required by SEC Regulations to furnish us with copies of all such Section 16(a) reports that they file.

To our knowledge, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10 percent beneficial owners were met.

FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 filed on December 12, 2011, accompanies this proxy statement. The Company’s Annual Report does not form any part of the material for solicitation of proxies.

Any stockholder who wishes to obtain a copy of the Company’s annual report on Form 10-K for fiscal 2011, which includes financial statements and financial statement schedules, and is required to be filed with the Securities and Exchange Commission, may send a written request to Greg Guilford, Beacon Enterprise Solutions Group, Inc., 9300 Shelbyville Road, Suite 1020, Louisville, Kentucky 40222.

OTHER BUSINESS

The Board is not aware of any other matters to be presented at the Annual Meeting other than those set forth herein and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ S. Scott Fitzpatrick

S. Scott Fitzpatrick
Principal Financial Officer

Louisville, Kentucky
January 10, 2012

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
PROXY FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors of Beacon Enterprise Solutions Group, Inc.

The undersigned stockholder hereby appoints Bruce Widener and S. Scott Fitzpatrick, and each of them or either one of them, with full power to appoint his substitute, attorneys and proxies to represent the undersigned stockholder and to vote and act with respect to all shares of Common Stock of Beacon Enterprise Solutions Group, Inc. (“Beacon”), held of record by the undersigned on December 21, 2011, at the Annual Meeting of Stockholders of Beacon to be held on February 3, 2012 at 5:00 P.M., local time, at 9300 Shelbyville Road, Louisville, Kentucky 40222, and at any adjournment or postponement of that meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE INDIVIDUALS NOMINATED AS DIRECTORS AND FOR APPROVAL OF PROPOSAL 2.

(Continued and to be signed, on the reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

—FOLD AND DETACH HERE—

Dear Stockholder:

Beacon Enterprise Solutions Group, Inc. encourages you to take advantage of convenient ways by which you can vote your shares. You can vote your shares electronically via e-mail. This eliminates the need to return the proxy card.

To vote your shares electronically you must e-mail a completed and signed pdf copy of your proxy card to the following e-mail address: www.proxyvote.com. Type "Beacon Enterprise Solutions Group, Inc." in the subject line.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

Please mark here for address change [ ] or comments SEE REVERSE SIDE.
THE BOARD OF DIRECTORS OF BEACON UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSAL:
1.
The proposal to elect the three directors named below (the “Nominees”), to serve as members of Beacon’s Board of Directors, to serve until the next Annual Meeting of Stockholders of Beacon and until their successors are duly elected and qualified.

Nominees:

01.  Bruce Widener.
02.  J. Sherman Henderson III
03.  John D. Rhodes III

☐	FOR all Nominees listed above (except as marked to the contrary below)	☐	Withhold Authority to vote for all Nominees listed above
Instructions: To withhold authority to vote for any individual Nominee, write that Nominee’s name in the following space provided:

2.	Ratification of the selection of Marcum LLP as independent registered public accounting firm for our Fiscal Year 2012.

☐	FOR	☐	AGAINST
☐	ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

DATED:

Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

PROMPTLY USING THE ENCLOSED ENVELOPE

Signature (if held jointly)

This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNED FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.

*FOLD AND DETACH HERE*
VOTE BY E-MAIL OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

E-mail voting is available through 11:59 P.M. Eastern Daylight Time the day prior to annual meeting day.

YOUR E-MAIL VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

E-MAIL

www.proxyvote.com
Subject Line:  Beacon Enterprise Solutions Group, Inc.

Use e-mail to vote your proxy. Pdf your proxy card to the e-mail address indicated above.

OR

MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY E-MAIL, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

You can access the Company’s proxy statement, proxy card and Form 10-K annual report on the Internet at the following website address: https://materials.proxyvote.com/073578